                                                                    EXHIBIT 10.4


                              SECOND AMENDMENT TO
                          SECOND AMENDED AND RESTATED
                      LIMITED LIABILITY COMPANY AGREEMENT

     THIS SECOND AMENDMENT, dated as of January 21, 1999, modifies that certain Second Amended and Restated Limited Liability Company Agreement of WaferTech, LLC, dated as of October 28, 1997, by and among TSMC Development, Inc., a Delaware corporation ("TSMC"), Analog Devices, Inc., a Massachusetts corporation ("ADI"), Altera Corporation, a Delaware corporation ("Altera"), and Integrated Silicon Solutions, Inc., a Delaware corporation ("ISSI"), as previously amended by an Amendment dated as of November 30, 1998 (collectively, the "LLC Agreement").

     WHEREAS, ADI proposes to transfer 9% and 5% interest in WaferTech, LLC (the "Company") to TSMC and Altera, respectively;

     WHEREAS, ISSI proposes to transfer approximately 1.33% interest in the Company to TSMC; and

     WHEREAS, the parties desire to attach a new Exhibit A1 to the LLC Agreement in order to properly reflect each Member's interest in the Company as a result of the proposed transfers;

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The undersigned Members acknowledge and agree that consummation of the proposed transfers as discussed above will result in new Percentage Interests as set forth in the new Exhibit A1 to the LLC Agreement, a copy of which is attached hereto. Pursuant to Section 16.1 of the LLC Agreement, the undersigned Members, representing not less than 87% in Percentage Interest, agree that the LLC Agreement shall be amended by appending this new Exhibit A1.

2. In addition, the undersigned Members acknowledge and agree that their respective rights and obligations under the Purchase Agreement and the LLC Agreement, including under Section 19.2 of the latter with respect to Future Purchase Agreements, shall automatically be revised to reflect the new Percentage Interests set forth in this new Exhibit A1.

3. This Amendment shall become effective upon the consummation of the proposed transfers.


4. All terms not otherwise defined herein shall have the meanings ascribed to them in the LLC Agreement.

5. This Amendment may be signed in one or more counterparts, each of which shall be an original but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written.

                                 TSMC DEVELOPMENT, INC.


                                 By /s/ Morris Chang
                                    ----------------------------
                                    Morris Chang


                                 ANALOG DEVICES, INC.


                                 By /s/ Joseph E. McDonough
                                    ----------------------------
                                    Joseph E. McDonough, V.P. Finance & C.F.O.


                                 ALTERA CORPORATION


                                 By /s/ Nathan Sarkisian
                                    ----------------------------
                                    Nathan Sarkisian
                                    INTEGRATED SILICON
                                    SOLUTIONS, INC.


                                 By /s/ Jimmy S.M. Lee
                                    ----------------------------
                                    Jimmy S.M. Lee

                     REVISED WAFERTECH LLC EQUITY INTERESTS
                   PER JANUARY 29, 1999, PARTIAL TRANSFER OF
                ADI AND ISSI EQUITY INTERESTS TO TSMC AND ALTERA

                                                                                              Percentage Interest
                            Agreed Total Value of                                                  Following         Number of
Name/Address/Fax Number     Capital Contribution   Transfer Adjustment  Adj. Capital Contr.         Transfer      Preferred Shares
-----------------------     ---------------------  -------------------  -------------------   ------------------- ----------------

TSMC Development, Inc.       U.S.$ 446,403,200         77,501,153           523,904,353             67.5645%         152,012,653
1740 Technology Drive
Suite 660
San Jose, CA 95110
Phone: (408) 437-8762
Fax:   (408) 441-7713

Analog Devices, Inc.         U.S.$ 140,400,000       (105,001,793)           35,398,207                   4%           9,000,000
1 Technology Way
P.O. Box 9106
Norwood, MA 02062
Phone: (781) 329-4700
Fax:   (781) 461-2491

Altera Corporation           U.S.$ 140,400,000         37,500,640           177,900,640                  23%          51,750,000
101 Innovation Drive
San Jose, CA 95134
Phone: (408) 544-7000
Fax:   (408) 544-8000

Integrated Silicon           U.S.$ 31,200,000         (10,000,000)           21,200,000              2.6667%           6,007,500
Solutions, Inc,
2231 Lawson Lane
Santa Clara, CA 95054
Phone: (408) 588-0800
Fax:   (408) 588-0805

     THIRD PARTY             U.S.$ 21,596,800                                21,596,800              2.7688%           6,229,847
     INVESTORS:

TOTAL CAPITAL                U.S.$ 780,000,000                             $780,000,000                 100%         225,000,000
CONTRIBUTION
